Prospectus

OCTOBER 28, 2014

BBH MONEY MARKET FUND
REGULAR SHARES (TICKER BBMXX)
INSTITUTIONAL SHARES (TICKER BBSXX)

These Securities Have Not Been Approved Or Disapproved By The U.S. Securities And Exchange Commission (“SEC”) Or Any State Securities Commission, Nor Has The SEC Or Any State Securities Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

TABLE OF CONTENTS

I.	BBH Money Market Fund Summary	3

II.	Investment Objective, Principal Investment
	Strategies and Principal Risks	10

	Portfolio Holdings	18

III.	Management of the Fund	18

IV.	Shareholder Information	20

	Fund Valuation Policies	20

	Description of Share Classes	20

	Account Transactions	21

	Dividends and Distributions	24

	Taxes	25

V.	Financial Highlights	27

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I. BBH MONEY MARKET FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the BBH Money Market Fund (the “Fund”) is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund's Regular Shares and Institutional Shares.

Shareholder Fees
(Fees paid directly from your investment)

	Regular	Institutional
	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Regular	Institutional
	Shares	Shares
Management Fees	0.23%	0.23%
Distribution (12b-1) Fees	None	None
Other Expenses	0.27%	0.03%
Total Annual Fund Operating Expenses	0.50%	0.26%

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EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Regular Shares and Institutional Shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund’s Regular Shares and Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Regular Shares and Institutional Shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Regular Shares	$51	$160	$279	$629
Institutional Shares	$27	$84	$147	$332

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests in high quality, U.S. dollar-denominated short-term money market instruments such as U.S. Government securities and bank obligations of U.S. and non-U.S. banks (i.e. certificates of deposit and fixed time deposits), commercial paper, repurchase agreements, municipal bonds, bonds issued by U.S. corporations and obligations of certain supranational organizations. In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In choosing securities, the Fund’s investment adviser seeks to maximize current income within the limits of the Fund’s credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money market funds. To preserve the value of investors’ capital, the Fund seeks to maintain a stable $1.00 per share price.

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PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Amortized Cost Risk:

The Fund’s Board of Trustees (the “Board”) may take certain actions, such as suspending redemptions and liquidating the Fund, if the Board determines that the divergence of the Fund’s amortized cost price per share from its market-based net asset value (“NAV”) per share may result in material dilution or other unfair results to shareholders.

Credit Risk:

This is the risk that an issuer or obligor will default on interest or principal payments.

Foreign Investment Risk:

Because the Fund invests in securities issued by non-U.S. banks, the Fund is subject to additional risks on these securities such as adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations and the different characteristics of overseas economies and markets.

Interest Rate Risk:

This is the risk associated with the price fluctuation of a security in response to changes in interest rates and the possibility that the Fund’s yield may decline if interest rates decline.

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Market Risk:

This is the risk that the prices of and the income generated by the Fund’s securities may decline due to changing economic, political or market conditions, or due to interest rate fluctuations.

Municipal Securities Risk:

Political, legislative, and economic events may affect a municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value.

Regulatory Risk:

The SEC and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of the Fund.

Repurchase Agreement Risk:

This is the risk that the other party to a repurchase agreement will default on its obligation under the agreement.

Selection Risk:

This is the risk that the securities selected by the investment adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

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Shareholder Concentration Risk:

This is the risk that asset allocation decisions, particularly large redemptions, made by the Fund’s investment adviser, whose discretionary clients make up a large percentage of the Fund’s shareholders, may adversely impact remaining Fund shareholders.

Variable and Floating Rate Instrument Risk:

The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. (“BBH&Co.”) or any other bank, and the shares are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE

The Fund is a successor to a mutual fund of the same name (the “Predecessor Fund”), which was a series of a Massachusetts business trust of the same name. Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the reorganization, the Fund achieved its investment objective by investing all of its assets in the BBH U.S. Money Market Portfolio. Accordingly, the performance and financial information provided in this Prospectus for the periods prior to June 12, 2007, is historical information of the Predecessor Fund.

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The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Regular Shares from year to year. The table shows the average annual returns of the Fund’s Regular Shares and Institutional Shares for the periods indicated.

For current yield information, please call 1-800-575-1265 toll free, or contact your account representative. When you consider this information, please remember that the Fund’s performance in past years is not necessarily an indication of how the Fund will perform in the future.

Total Return for Regular Shares (% Per Calendar Year)

Highest Performing Quarter: 1.24% June 30, 2007
Lowest Performing Quarter: 0.00% March 31, 2013

As of September 30, 2014, the Fund’s Regular Shares and Institutional Shares had calendar year-to-date returns of 0.01% and 0.01%, respectively.

Average Annual Total Returns (Through December 31, 2013)

			10 Years/
			Since
	1 Year	5 Years	Inception
Regular Shares	0.01%	0.06%	1.55%
Institutional Shares (Inception date: 1/26/2007)	0.01%	0.12%	1.12%

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INVESTMENT ADVISER

Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department (the “SID” or “Investment Adviser”).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

Investment Minimums*

Minimum initial purchase amounts vary depending on the class of shares you buy.

	Regular	Institutional
	Class	Class
Initial Purchases	$100,000	$5,000,000

* The Fund may change these investment minimums from time to time. Any Financial Intermediary may also establish and amend, from time to time, minimum initial purchase requirements for its customers.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income.

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PAYMENTS TO FINANCIAL
INTERMEDIARIES

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

II.	INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests in high quality, U.S. dollar-denominated short-term money market instruments. To be considered high quality, a security must, at the time of purchase, present minimal credit risk and be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”) (or by one, if only one NRSRO has rated the security) or, if unrated, be deemed by the Investment Adviser to be of comparable quality to securities having such ratings. The Investment Adviser may invest in instruments such as U.S. Government securities and bank obligations of U.S. and non-U.S. banks (i.e. certificates of deposit and fixed time deposits), commercial paper, repurchase agreements, municipal bonds, bonds issued by U.S. corporations and obligations of certain supranational organizations. In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the 1940 Act.

In choosing securities, the Investment Adviser seeks to maximize current income within the limits of the Fund’s credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money market funds. To preserve the value of investors’ capital, the Fund seeks to maintain a stable $1.00 per share price. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. The Fund may also hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Investment Adviser, suitable obligations are unavailable. Uninvested cash reserves will not earn income. Such investments may prevent the Fund from achieving its investment objective.

Pursuant to Rule 2a-7 under the 1940 Act, the Fund will generally limit its purchases of any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and

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securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of the Fund’s total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that a Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time. A repurchase agreement is a special type of short-term investment pursuant to which a dealer sells securities to a Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

The section below describes the particular types of securities in which the Fund principally invests. Other types of securities may become available that are similar to those described below in which the Fund also may invest, if consistent with its investment objective and policies. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information (“SAI”).

Bank Obligations.

The Fund may invest in obligations of issuers in the banking industry, such as negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof. The Fund’s investments also include obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches. (The Fund may only invest in obligations of such non-U.S. banks if such bank has more than $500 million in total assets.)

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Commercial Paper.

The Fund may invest in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower’s ability to pay on demand.

Variable and Floating Rate Instruments.

The Fund may invest in securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice.

U.S. Government Securities.

The Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States.

Repurchase Agreements.

A repurchase agreement is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The Fund always receives U.S. Treasury or agency securities (including mortgage-backed securities) as collateral. Repurchase agreements are subject to credit risk. If the Lender defaults and the securities serving as collateral are ineligible securities for the Fund to

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purchase, it will liquidate the collateral securities in a time and manner determined by the Investment Adviser to be most beneficial to the Fund.

Municipal Bonds.

These are securities issued by state and local government and regional authorities, which provide interest income that is exempt from federal income taxes, other than the alternative minimum tax.

Other Obligations.

Assets of the Fund may be invested in bonds and asset-backed securities with maturities or put provisions not exceeding thirteen months, issued by U.S. corporations.

PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Amortized Cost Risk:

In the event that the Fund’s Board were to determine pursuant to Rule 2a-7 that the extent of the deviation between the Fund’s amortized cost price per share and its market-based NAV may result in material dilution or other unfair results to shareholders, the Board will cause the

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Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including, but not limited to, considering suspending redemption of shares and liquidating the Fund pursuant to Rule 22e-3 under the 1940 Act.

Credit Risk:

Credit risk refers to the possibility that an issuer or obligor will default on interest or principal payments. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer’s securities. Money market funds generally try to minimize this risk by investing in higher quality securities.

Foreign Investment Risk:

Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Investments in securities of foreign issuers can be more volatile than investments in securities of U.S. issuers. These include diplomatic, political, or economic developments, including nationalization or appropriation, unique to a country or region and affect those markets and their issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.

Interest Rate Risk:

Prices of bonds rise and fall in response to changes in interest rates. Bond prices generally fall when interest rates rise. Bonds with shorter maturities typically are less sensitive to interest rate movements than those with longer maturities. In addition, the Fund’s yield (the rate of dividends the Fund pays) may decline in the event interest rates decline.

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Market Risk:

Market risk is the risk that the prices of and the income generated by the Fund’s securities may decline due to changing economic, political or market conditions, or due to interest rate fluctuations. Because the Fund may invest a significant portion of its assets in government securities, certain municipal securities, commercial paper and U.S. bank obligations, the net assets of the Fund could decline more dramatically as a result of adverse events affecting the value of these investments.

Municipal Securities Risk:

Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect a municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a desirable price. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value.

Regulatory Risk:

The SEC and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of the Fund.

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Repurchase Agreement Risk:

If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Selection Risk:

Selection risk is the risk that the securities selected by the Investment Adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Shareholder Concentration Risk:

From time to time, the Investment Adviser may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of the Investment Adviser’s discretionary clients, such asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

Variable and Floating Rate Instrument Risk:

The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are neither insured nor guaranteed by the FDIC, the Federal Reserve Board or any other federal, state or other governmental agency.

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PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website typically within five business days after the end of the month and remains posted for six months thereafter.

The Fund will file with the SEC a monthly report of portfolio holdings on Form N-MFP, current as of the last business day of the previous month, no later than the fifth business day of each month. The SEC will make the information filed on Form N-MFP available to the public 60 days after the end of the month to which the information pertains at the SEC’s website at www.sec.gov.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to the Fund through a separately identifiable department (the “SID” or “Investment Adviser”). The SID is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

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Subject to the general supervision of the Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of June 30, 2014, BBH&Co. managed total assets of approximately $65.4 billion, approximately $1.6 billion of which represented total net assets in the Fund.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s administrator, which provides administrative services to the Fund, such as shareholder communications and tax services.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.25% on the first $1 billion and 0.20% on the amounts over $1 billion of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses (such as salaries of its personnel). The Investment Adviser may from time to time voluntarily waive all or a portion of its advisory and administration fee from the Fund.

The Investment Adviser has voluntarily agreed to waive fees and/or reimburse expenses in order to maintain the minimum daily yield of the Fund at 1 basis point (0.01%).

A discussion of the Board’s renewal of the Fund’s investment advisory contract is available in the Fund’s most recent Semi-Annual Report.

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IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund’s net asset value per share (“NAV”) is normally determined once daily at 4:00 p.m., Eastern Time on each day the NYSE is open for regular trading except when the following federal holidays are observed: Columbus Day and Veterans’ Day (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading. The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. The Fund seeks to maintain a stable NAV of $1.00.

The Fund values its investment holdings at amortized cost, which is approximately equal to market value. In addition, for regulatory purposes, the Fund calculates a market-based NAV per share on a periodic basis.

Description of Share Classes

The Fund offers Regular Shares and Institutional Shares through this Prospectus, each representing interests in a single portfolio of securities. Regular Shares and Institutional Shares have different operating expenses that affect their performance. Neither Regular Shares nor Institutional Shares convert to any other class of shares of the Fund.

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Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order, including acceptable payment for such order. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Shares are entitled to dividends declared, if any, starting as of the first Business Day following the day the Transfer Agent records the purchase. It is anticipated that the NAV of the Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

An investor may place purchase orders for Fund shares directly through the Transfer Agent. Such orders will be priced at the NAV next calculated after the Fund accepts payment and that payment has been converted into federal funds. Such orders are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

In addition to being able to buy and sell Fund shares directly through the Transfer Agent, investors may also buy or sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Such shares are held in the Financial Intermediary’s name on behalf of that customer pursuant to arrangements made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

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Investment Minimums*

Minimum initial purchase amounts vary depending on the class of shares you buy.

	Regular	Institutional
	Class	Class
Initial Purchases	$100,000	$5,000,000

* The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial purchase requirements for its customers.

Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. Redemption requests accepted before 4:00 p.m. Eastern Time on any Business Day will be executed at that day’s NAV. Orders accepted after 4:00 p.m. will be executed at the next day’s NAV. Shares continue to earn dividends declared, if any, through the Business Day that the Fund executes the redemption request on the books of the Fund.

How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for transacting with the Fund. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly.

Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is executed.

A shareholder redeeming shares should be aware that the NAV of the shares of the Fund may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount, which differs from the number of shares redeemed.

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Redemptions by the Fund

The Fund has established a minimum account size of $100,000 for Regular Shares and $5,000,000 for Institutional Shares, which may be changed from time to time in its discretion. If the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder of Regular Shares at least 60 days and the shareholders of Institutional Shares at least 5 days, to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

Further Redemption Information

Redemptions of shares are generally taxable events, but a shareholder generally will not recognize a gain or loss on a redemption if the Fund maintains a stable NAV of $1.00 per share. Shareholders should consult their personal tax adviser to determine the tax implications of any redemption.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less. The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

The Fund shall have the ability to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund in accordance with Rule 22e-3 under the 1940 Act if: (i) the Board, including a majority of Trustees who are not interested persons of

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the Fund, determines that the extent of deviation between the Fund’s amortized cost price per share and its current NAV calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to investors or existing shareholders; and (ii) the Fund’s Board, including a majority of Trustees who are not interested persons of the Fund, irrevocably has approved the liquidation of the Fund.

Frequent Trading Policy

Given the short-term nature of the Fund’s investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund’s Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s Shares.

Dividends and Distributions

The net income and substantially all short-term capital gains and losses of the Fund, if any, are declared as a dividend daily and paid monthly. Determination of the Fund’s net income is made each Business Day immediately prior to the determination of the Fund’s NAV. Net income for days other than such Business Days is determined at the time of the determination of the Fund’s NAV on the immediately preceding Business Day.

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Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends in additional Fund shares.

Dividends declared are payable to shareholders of record of the Fund on the date of determination. Shares purchased through submission of a purchase order prior to 4:00 p.m., Eastern Time on such a Business Day begin earning dividends on that Business Day. Investors who purchase the Fund through the Transfer Agent are not entitled to earn dividends until payment is converted to federal funds. Shares redeemed do qualify for a dividend on the Business Day that the redemption is executed. Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends paid in cash, the Fund automatically reinvests dividends in additional Fund shares.

A shareholder who elects to have dividends paid in cash receives a check in the amount of such dividends. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. There are no sales charges for the reinvestment of dividends.

Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change.

Dividends of net investment income and net short-term capital gains, if any, are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Any distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have owned your shares. The Fund does not expect any distributions to be treated as

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qualified dividend income, which is taxable to noncorporate shareholders at reduced rates, or to be eligible for the dividends-received deduction for corporate shareholders.

Redemptions of shares are generally taxable events, but a shareholder generally will not recognize a gain or loss on a redemption if the Fund maintains a stable NAV of $1.00 per share.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains, if any, realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions and dividends. The backup withholding rate

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is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

V. FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help an investor understand the Fund’s Regular Share and Institutional Share financial performance for the past five years or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

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FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Regular Share outstanding throughout each year

		For the years ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1,2]	0.00	0.00	0.00	0.00	0.00
Distributions to shareholders from net
investment income[2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.01%	0.01%	0.01%	0.01%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$1,151	$1,181	$1,006	$1,119	$1,116
Ratio of expenses to average net assets
before reductions	0.50%	0.51%	0.52%	0.52%	0.51%
Expense reimbursement[3]	0.43%	0.38%	0.36%	0.23%	0.10%
Expense offset arrangement[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets
net of reductions	0.07%	0.13%	0.16%	0.29%	0.41%
Ratio of net investment income to
average net assets	0.01%	0.01%	0.01%	0.01%	0.00%[4]

[1]	Calculated using average shares outstanding for the year.
[2]	Less than 0.01 per share.
[3]	During the fiscal years ended June 30, 2014, 2013, 2012, 2011 and 2010, the investment advisory and administrative fee/shareholder servicing fee waivers, as a result of a minimum yield agreement, were $5,511,949, $4,803,182, $4,247,736, $2,665,689 and $1,444,177, respectively.
[4]	Less than 0.01%.
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FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for an Institutional Share outstanding throughout each year

		For the years ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.00[2]	0.00[2]	0.00[2]	0.01	0.00[2]
Distributions to shareholders from net
investment income	0.00[2]	0.00[2]	0.00[2]	(0.01)	0.00[2]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.01%	0.01%	0.04%	0.16%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$467	$532	$534	$594	$586
Ratio of expenses to average net
assets before reductions	0.26%	0.26%	0.27%	0.27%	0.26%
Expense reimbursement	0.19%[3]	0.13%[3]	0.11%[3]	0.01%[3]	–%
Expense offset arrangement[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets
net of reductions	0.07%	0.13%	0.16%	0.26%	0.26%
Ratio of net investment income to
average net assets	0.01%	0.01%	0.01%	0.04%	0.16%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01 per share.
[3]	During the fiscal years ended June 30, 2014, 2013, 2012 and 2011, the investment advisory and administrative fee/shareholder servicing fee waivers, as a result of a minimum yield agreement, were $1,046,949, $666,139, $699,105 and $61,661, respectively.
[4]	Less than 0.01%.
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More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders describe the Fund’s investments, performance and list portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265
By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, D.C. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829